Exhibit 99.2


FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries

September 30, 2004

             Financial Guaranty Insurance Company and Subsidiaries

                             Financial Statements


                              September 30, 2004



                                              Contents

Balance Sheets at September 30, 2004 (Unaudited) and December 31, 2003...............................    1
Statements of Income for the Three Months and Nine Months Ended September 30, 2004
  and 2003 (Unaudited)...............................................................................    2
Statements of Cash Flows for the Nine Months Ended September 30, 2004
  and 2003 (Unaudited)...............................................................................    3
Notes to Financial Statements (Unaudited)............................................................    4


             Financial Guaranty Insurance Company and Subsidiaries

                                Balance Sheets

               (Dollars in thousands, except per share amounts)



                                                                                     Successor
                                                                       ---------------------------------------
                                                                          September 30        December 31
                                                                              2004               2003
                                                                       ---------------------------------------
                                                                           (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value
  (amortized cost of  $2,884,842 in 2004 and $2,688,459 in 2003)          $   2,902,305      $   2,691,922
Short-term investments, at cost, which approximates fair value                   85,911             14,377
                                                                       ---------------------------------------
Total investments                                                             2,988,216          2,706,299
Cash and cash equivalents                                                        71,863             78,645
Accrued investment income                                                        37,396             32,803
Receivable for securities sold                                                       86                170
Reinsurance recoverable on losses                                                 4,180              8,065
Other reinsurance receivables                                                         -              5,295
Deferred policy acquisition costs                                                26,709              2,921
Receivable from related parties                                                     118              9,759
Property and equipment, net of accumulated depreciation of $37 in 2004            1,446                  -
Prepaid reinsurance premiums                                                    112,984            123,768
Prepaid expenses and other assets                                                 7,114              6,058
Current federal income taxes receivable                                               -                126
                                                                       ---------------------------------------
Total assets                                                              $   3,250,112      $   2,973,909
                                                                       =======================================

Liabilities and stockholder's equity
Liabilities:
Unearned premiums                                                      $      1,020,348      $     918,882
  Losses and loss adjustment expenses                                            41,522             40,467
  Ceded reinsurance payable                                                         605                114
  Accounts payable and accrued expenses                                          22,050             19,238
  Obligations under capital lease                                                 6,347              6,982
  Payable for securities purchased                                               13,159                  -
  Current federal income taxes payable                                            7,711                  -
  Deferred federal income taxes payable                                          29,888             18,862
                                                                       ---------------------------------------
Total liabilities                                                             1,141,630          1,004,545
                                                                       ---------------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares authorized,
   issued and outstanding                                                        15,000             15,000
  Additional paid-in capital                                                  1,857,772          1,857,772
  Accumulated other comprehensive income, net of tax                             12,524              2,059
  Retained earnings                                                             223,186             94,533
                                                                       ---------------------------------------
Total stockholder's equity                                                    2,108,482          1,969,364
                                                                       ---------------------------------------
Total liabilities and stockholder's equity                             $      3,250,112      $   2,973,909
                                                                       =======================================


See accompanying notes to unaudited interim financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                             Statements of Income
                                  (Unaudited)

                            (Dollars in thousands)



                                                             Successor         Predecessor       Successor        Predecessor
                                                           -------------     ---------------   -------------    ---------------
                                                                  Three months ended                 Nine months ended
                                                                     September 30                       September 30
                                                                2004              2003             2004              2003
                                                          ----------------------------------------------------------------------
Revenues:
  Gross premiums written                                   $      87,869     $      63,211    $     250,720     $     205,152
  Ceded premiums written                                            (797)           (4,448)          (4,356)             (423)
                                                          ----------------------------------------------------------------------
  Net premiums written                                            87,072            58,763          246,364           204,729
  Increase in net unearned premiums                              (37,312)          (20,067)        (112,251)          (89,705)
                                                          ----------------------------------------------------------------------
  Net premiums earned                                             49,760            38,696          134,113           115,024

  Net investment income                                           24,784            29,585           70,814            89,563
  Net realized (losses) gains                                       (318)                -              460            30,382
  Other income                                                       117               470              674               527
                                                          ----------------------------------------------------------------------
Total revenues                                                    74,343            68,751          206,061           235,496
                                                          ----------------------------------------------------------------------

Expenses:
  Losses and loss adjustment expenses                              6,725               407            6,319             4,136
  Underwriting expenses                                           19,453            18,139           55,254            48,811
  Policy acquisition cost deferred                                (8,563)           (4,367)         (24,874)          (19,171)
  Amortization of deferred policy acquisition costs                  745             3,733            1,086            12,335
                                                          ----------------------------------------------------------------------
Total expenses                                                    18,360            17,912           37,785            46,111
                                                          ----------------------------------------------------------------------

Income before income taxes                                        55,983            50,839          168,276           189,385
Federal income tax expense                                        14,029             8,685           39,623            41,182
                                                          ----------------------------------------------------------------------
Net income                                                  $     41,954     $      42,154    $     128,653     $     148,203
                                                          ======================================================================



See accompanying notes to unaudited interim financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                           Statements of Cash Flows
                                  (Unaudited)

                            (Dollars in thousands)


                                                                        Successor           Predecessor
                                                                     ------------------  ------------------
                                                                               Nine months ended
                                                                                 September 30
                                                                            2004               2003
                                                                     --------------------------------------
Operating activities
Net income                                                            $     128,653      $    148,203
Adjustments to reconcile net income to net cash provided by
 operating activities:
   Amortization of deferred policy acquisition costs                          1,086            12,335
   Policy acquisition costs deferred                                        (24,874)          (19,171)
   Depreciation of property and equipment                                        37                 8
   Amortization of fixed maturity securities                                 26,163            14,955
   Net realized gains on investments                                           (460)          (30,382)
   Provision for deferred income taxes                                        5,617            (3,184)
   Change in accrued investment income, prepaid expenses and
    other assets                                                             (5,649)            2,599
   Change in receivable from related parties                                  9,641                 -
   Change in other reinsurance receivables                                    5,295                 -
   Change in reinsurance recoverable on losses                                3,885            (1,029)
   Change in prepaid reinsurance premiums                                    10,784            16,488
   Change in current federal income tax receivable                              126                 -
   Change in unearned premiums                                              101,466            73,217
   Change in losses and loss adjustment expenses                              1,055             5,181
   Change in ceded reinsurance payable and accounts payable and
    accrued expenses                                                          3,303             3,775
   Change in current federal income taxes payable                             7,711            (9,993)
                                                                     --------------------------------------
Net cash provided by operating activities                                   273,839           213,002
                                                                     --------------------------------------

Investing activities
Sales and maturities of fixed maturity securities                           386,843           824,161
Purchases of fixed maturity securities                                     (607,690)         (849,113)
Purchases, sales and maturities of short-term investments                   (71,534)         (174,494)
Receivable for securities sold, net of payable for
 securities purchased                                                        13,243            (9,846)
Purchase of fixed assets                                                     (1,483)             (124)
                                                                     --------------------------------------
Net cash used in investing activities                                      (280,621)         (209,416)
                                                                     --------------------------------------

Net (decrease) increase in cash and cash equivalents                         (6,782)            3,586
Cash and cash equivalents at beginning of period                             78,645             7,260
                                                                     --------------------------------------
Cash and cash equivalents at end of period                            $      71,863      $     10,846
                                                                     ======================================


See accompanying notes to unaudited interim financial statements.

                       FGIC Corporation and Subsidiaries

                  Notes to Consolidated Financial Statements
                                  (Unaudited)

                              September 30, 2004
                            (Dollars in thousands)


1. Basis of Presentation

Financial Guaranty Insurance Company (the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group", completed the acquisition (the "Transaction") of FGIC Corporation from a subsidiary of GE Capital in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. The bridge loan originally was to mature on December 16, 2004; however, the bridge loan was repaid with the proceeds of the Senior Notes issued on January 12, 2004. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible Preferred Stock (the "Senior Preferred Shares") with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation's common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at December 31, 2003. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's common stock, respectively, at December 31, 2003.

During 2004, the Company formed two subsidiaries; FGIC U.K. Services Limited and FGIC U.K. Limited, both U.K. corporations.

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


1. Basis of Presentation (continued)

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the nine-month period ended September 30, 2004 are not necessarily indicative of results that may be expected for the year ending December 31, 2004.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2003 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

As a result of the Transaction effective on December 18, 2003, the basis of the assets and liabilities has changed, which necessitates the presentation of Predecessor Company and the Successor Company columns in the Balance Sheets, Statements of Income and Cash Flows.

2. Consolidation

The consolidated financial statements include the accounts of the Company and its Subsidiaries, FGIC U.K. Services Limited and FGIC U.K. Limited both U.K. Corporations. All significant intercompany balances have been eliminated.

3. Income Taxes

The Company's effective federal corporate tax rate (23.5% and 21.7% for the nine months ended September 30, 2004 and 2003, and 25.1% and 17.1% for the three months ended September 30, 2004 and 2003, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


4. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $15,140 and $16,900, respectively, for the nine months ended September 30, 2004 and 2003, and $6,111 and $8,000 for the three months ended September 30, 2004 and 2003, respectively.

5. Comprehensive Income

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of total comprehensive income (loss) for the three month and nine month periods ended September 30, 2004 and 2003 are as follows:


                                            Successor         Predecessor         Successor        Predecessor
                                       --------------------- --------------- -------------------- ---------------
                                                Three months ended                    Nine months ended
                                                  September 30,                         September 30,
                                       --------------------------------------------------------------------------
                                               2004               2003              2004               2003
                                       --------------------------------------------------------------------------
  Net Income                              $    41,954          $    42,154      $   128,653         $   148,203
  Other comprehensive (loss)                   58,056              (50,884)          10,465             (17,789)
                                       --------------------- --------------- -------------------- ---------------
  Total comprehensive (loss)              $   100,010          $    (8,730)     $   139,118          $ 130,414
                                       ===================== =============== ==================== ===============


The components of other comprehensive income (loss) for the three month and nine month periods ended September 30, 2004 and 2003 are as follows:



                                                                                  Successor
                                                             ----------------------------------------------------
                                                                    Nine months ended September 30, 2004
                                                             ----------------------------------------------------
                                                                  Before                             Net of
                                                                    Tax                               Tax
                                                                  Amount             Tax             Amount
                                                             ------------------ --------------- -----------------

  Unrealized holding gains arising during the period            $  14,755       $   (5,164)     $      9,591
  Less reclassification adjustment for gains realized
    in net income                                                    (460)             161              (299)
                                                             ------------------ --------------- -----------------
  Unrealized gains on investments                                  14,295           (5,003)            9,292
  Foreign currency translation adjustment                           1,804             (631)            1,173
                                                             ------------------ --------------- -----------------
  Total other comprehensive income                              $  16,099       $   (5,634)     $     10,465
                                                             ================== =============== =================


             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


5. Comprehensive Income (continued)


                                                                            Successor
                                                           ---------------------------------------------
                                                              Three months ended September 30, 2004
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                           Tax
                                                               Amount          Tax           Amount
                                                           --------------- ------------- ---------------

  Unrealized holding gains arising during the period         $  88,860    $  (31,101)      $  57,759
  Less reclassification adjustment for losses realized
    in net income                                                  318          (111)            207
                                                           --------------- ------------- ---------------
  Unrealized gains on investments                               89,178       (31,212)         57,966
  Foreign currency translation adjustment                          139           (49)             90
                                                           --------------- ------------- ---------------
  Total other comprehensive income                           $  89,317    $  (31,261)      $  58,056
                                                           =============== ============= ===============


                                                                           Predecessor
                                                           ---------------------------------------------
                                                               Nine months ended September 30, 2003
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                            Tax
                                                               Amount           Tax          Amount
                                                           --------------- -------------- --------------

  Unrealized holding gains arising during the period         $     340    $     (119)      $     221
  Less reclassification adjustment for gains realized
    in net income                                              (30,382)       10,634         (19,748)
                                                           --------------- -------------- --------------
  Unrealized losses on investments                             (30,042)       10,515         (19,527)
  Foreign currency translation adjustment                        2,674          (936)          1,738
                                                           --------------- -------------- --------------
  Total other comprehensive loss                             $ (27,368)   $    9,579       $ (17,789)

                                                           =============== ============== ==============

                                                                           Predecessor
                                                           ---------------------------------------------
                                                              Three months ended September 30, 2003
                                                           ---------------------------------------------
                                                               Before                         Net of
                                                                Tax                            Tax
                                                               Amount           Tax           Amount
                                                           --------------- --------------- -------------

  Unrealized holding losses arising during the period        $ (77,811)   $   27,234       $ (50,577)
  Less reclassification adjustment for gains realized
    in net income                                                    -             -               -
                                                           --------------- --------------- -------------
  Unrealized losses on investments                             (77,811)       27,234         (50,577)
  Foreign currency translation adjustment                         (472)          165            (307)
                                                           --------------- --------------- -------------
  Total other comprehensive loss                             $ (78,283)   $   27,399       $ (50,884)
                                                           =============== =============== =============

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


6. Variable Interest Entities

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), which the Company adopted on July 1, 2003. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. On September 30, 2004, the Company had approximately $1,110,405 of gross principal outstanding related to insurance contracts issued to commercial paper conduits--variable interest entities under FIN 46--which the Company does not believe requires consolidation but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.

7. Issuance of Preferred Trust Securities

On July 19, 2004, FGIC closed on its new $300,000 "Soft Capital" facility of "Money Market Committed Preferred Custodial Trust Securities ("CPS Securities"). This replaces the existing $300,000 "Soft Capital" facility previously provided by GE Capital. The CPS securities are structured in six separate and newly organized Delaware trusts, each trust will issue $50,000 in CPS Securities on a rolling 28 day auction rate basis. Proceeds from these securities are invested in high grade, short term securities (the "Eligible Assets") and held in the respective trust. To draw down these funds, which are available completely at the Company's discretion, the Company would exercise a put option against each trust, whereby it issues in perpetual preferred shares in FGIC to the holders of the securities in exchange for the Eligible Assets. During the three and nine month periods ended September 30, 2004, the Company recorded expense of $387 for the right to put its shares to the Trusts. These Trusts are considered variable interest entities under FIN46, however, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.